Trade Payables (Tables)	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Summary of Trade Payables and Other Liabilities

Trade payables and other liabilities	€ million 2020	€ million 2019
Current: due within one year
Trade payables (a)	8,375	9,190
Accruals	4,266	4,153
Social security and sundry taxes	401	507
Deferred consideration	43	39
Others	1,047	879

	14,132	14,768

Non-current: due after more than one year
Accruals	81	117
Deferred consideration	121	169
Others	33	53
	235	339

Total trade payables and other liabilities	14,367	15,107

(a)
2020 includes €5 million (2019: €359 million) due to KKR as a result of an arrangement following the sale of the global spreads business (excluding Southern Africa). Unilever provided services to KKR for two years from completion of the disposal and paid KKR for amounts collected on its behalf. See also trade receivables on page 141.